Exhibit 10.4

AMENDMENT NO. 1 TO INTERCREDITOR AND SUBORDINATION AGREEMENT

This Amendment No. 1 to Intercreditor and Subordination Agreement (this “Amendment No. 1”) is made as of April 27, 2020 by and among AG Mortgage Investment Trust, Inc., for itself and the Seller Entities (defined below) (“AGMIT”), Wilmington Trust, National Association, not in its individual capacity but solely in its capacity as collateral agent for the holders of the Senior Secured Debt Obligations (in such capacity, together with its successors, assigns or replacements in such capacity, the “Senior Collateral Agent”) and AG REIT Management LLC, as the holder of the Subordinated Note hereinafter referred to (together with its successors and assigns, the “Subordinated Lender”). Capitalized terms used but not otherwise defined in this Amendment No. 1 shall have the meanings set forth in that certain Intercreditor and Subordination Agreement (the “Intercreditor Agreement”), dated as of April 10, 2020 by and among AGMIT, the Senior Collateral Agent, and the Subordinated Lender.

WHEREAS, on the date hereof, the Subordinated Lender made an additional $10,000,000 loan to AGMIT (the “Additional Subordinated Loan”);

WHEREAS, in consideration of the Additional Subordinated Loan, the Debtors executed and delivered that certain Amendment No. 1 to Secured Promissory Note (“Amendment No. 1 to Secured Promissory Note”), pursuant to which, among other things, the Subordinated Note was amended to incorporate the Additional Subordinated Loan;

WHEREAS, in connection with entry into Amendment No. 1 to Secured Promissory Note, the Debtors and the Subordinated Lender entered into that certain Amendment No. 1 to Security Agreement (“Amendment No. 1 to Security Agreement”), pursuant to which, among other things, the Security Agreement entered into by the Debtors and the Subordinated Lender on April 10, 2010 (the “Subordinated Security Agreement”) was amended to incorporate the Additional Subordinated Loan; and

WHEREAS, AGMIT, the Senior Collateral Agent, and the Subordinated Lender desire to amend the Intercreditor Agreement to incorporate the Additional Subordinated Loan and to ratify the priorities and agreements set forth in the Intercreditor Agreement.

NOW, THEREFORE, in consideration of the mutual covenants, terms and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.The first recital of the Intercreditor Agreement is hereby deleted and replaced in its entirety with the following: “WHEREAS, pursuant to (i) that certain Forbearance Agreement, dated as of April 10, 2020, by and among AGMIT and its affiliates party thereto (collectively, the “Seller Entities” and, together with AGMIT, the “Debtors”) and each of the Participating Counterparties (as defined therein) party thereto (the “Senior Secured Parties”); (ii) that certain Second Forbearance Agreement, dated as of April 27, 2020 (collectively with the agreement in clause (i), as amended, modified or supplemented, the “Forbearance Agreement”), by and among the Debtors and the Senior Secured Parties; and (iii) the Security and Collateral Agency Agreement, dated as of April 10, 2020 (the “Senior Security Agreement”) by and among the Seller Entities and the Senior Collateral Agent, the Senior Secured Parties have agreed to refrain from exercising certain rights and remedies afforded to such parties under the Applicable Agreements (as defined below);”.
2.The definition of “Subordinated Note” set forth in the second recital paragraph of the Intercreditor Agreement is hereby amended to include Amendment No. 1 to Secured Promissory Note, and the principal amount thereof referenced in the third line of such recital paragraph is hereby amended to read “$20,000,000”;
3.The definition of “Subordinated Debt Documents” is hereby deleted in its entirety and replaced with the following: “Subordinated Debt Documents” means the Subordinated Note, as amended by that certain Amendment No. 1 to Secured Promissory Note, and all agreements, documents, and instruments entered into in connection therewith.”
4.Except as expressly set forth herein, the Intercreditor Agreement remains in full force and effect in accordance with its terms. The Subordinated Lender hereby ratifies, affirms, and approves of all of the terms, covenants, and conditions of the Intercreditor Agreement, as amended hereby, including the subordination provisions set forth in Article III thereof, and acknowledges and agrees that such subordination provisions shall apply to the Additional Subordinated Loan and to the Subordinated Lender’s rights under the Subordinated Security Agreement, as Amended by Amendment No. 1 to Security Agreement.
5.The parties agree that the Senior Collateral Agent shall be afforded all of the rights, privileges, protections and immunities afforded to the Collateral Agent under the Senior Secured Debt Documents in connection with its execution of this Amendment.
[Remainder of Page Left Blank Intentionally]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.
WILMINGTON TRUST, NATIONAL ASSOCIATION, not in its individual capacity but solely as Collateral Agent

By:	/s/ Jennifer A. Luce
Name: Jennifer A. Luce
Title: Vice President

AG REIT MANAGEMENT, LLC, as Subordinated Lender

By: ANGELO, GORDON & CO. L.P.
its Member

By:	/s/ Frank Stadelmaier
Name: Frank Stadelmaier
Title: Chief Operating Officer

AG MORTGAGE INVESTMENT TRUST, INC., on behalf of itself and the Seller Entities
By: /s/ Raul E. Moreno

Name: Raul E. Moreno
Title: General Counsel

Signature Page to Intercreditor and Subordination Agreement